UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2016

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On December 15, 2016, Cosi, Inc., a Delaware corporation (the “Company”, for itself (on a consolidated basis), and for each of Cosi Sandwich Bar, Inc., a Delaware corporation (“CSB”), Xando Cosi Maryland, Inc., a Maryland corporation (“Xando Maryland”), Hearthstone Associates, LLC, a Massachusetts limited liability company (“Associates”), and Hearthstone Partners, LLC, a Massachusetts limited liability company (“Partners”, together with CSB, Xando Maryland, and Associates, each a “Cosi Sub” and collectively, the “Cosi Subs”), filed a monthly operating report for the period from October 25, 2016, to November 28, 2016 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) (the “Court”). The Court has had jurisdiction over the Company and the Cosi Subs under Chapter 11 of the United States Bankruptcy Code since they filed voluntary Chapter 11 petitions on September 28, 2016 (Case No. 16-13704 (MSH)) (the “Chapter 11 Cases”).  Copies of the Monthly Operating Reports are attached as Exhibits 99.1 to 99.5 to this report.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this Form 8-K shall not be incorporated, or deemed incorporated, by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Financial Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s or securities, and relates solely to the Company and the Cosi Subs (collectively the “Debtors”). The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable requirements of the Office of the United States Trustee and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports contain any information beyond that required by the Office of the United States Trustee. The Monthly Operating Reports also contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements that may be expected from any other period or that may be expected if restructuring transactions are consummated. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases and the 363 sale process, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgi-bin/login.pl.

ITEM 9.01.	Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are being furnished herewith.

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Cosi, Inc. Consolidated Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.2	Cosi Sandwich Bar, Inc. Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.3	Xando Cosi Maryland, Inc. Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.4	Hearthstone Associates, LLC Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.5	Hearthstone Partners, LLC Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: December 20, 2016	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. & General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Cosi, Inc. Consolidated Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.2	Cosi Sandwich Bar, Inc. Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.3	Xando Cosi Maryland, Inc. Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.4	Hearthstone Associates, LLC Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E

99.5	Hearthstone Partners, LLC Monthly Operating Report for the Period from October 25, 2016, to November 28, 2016.	E